UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011 (July 27, 2011)

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana (Address of principal executive offices)		47006 (Zip Code)

(812) 934-7777 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2011, Hill-Rom Holdings, Inc. (the “Corporation”) announced its earnings for the third quarter ended June 30, 2011.  This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.  The contents of such Exhibit are incorporated herein by reference.

Item 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1	Press release, dated July 27, 2011, issued by the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

Date: July 28, 2011	By:	/s/ Mark J. Guinan
	Name: Title:	Mark J. Guinan Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated July 27, 2011, issued by the Corporation.